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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2001
                                                         ----------------


                                    MOOG INC.
                                    ---------
             (Exact name of registrant as specified in its charter)



New York                              1-5129                    16-0757636
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(State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


East Aurora, New York                                            14052-0018
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (716) 652-2000
                                                   ----------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS.

            On November 7, 2001, the Registrant issued a press release reporting its results for the fourth quarter and the fiscal year ended September 29, 2001. The press release is attached hereto as Exhibit 99.

ITEM 7.     FINANCIAL STATEMENT AND EXHIBITS.

            (c) Exhibits.

            99    Press Release, dated November 7, 2001, issued by Moog Inc.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MOOG INC.


Date:    November 8, 2001           By:  /s/ Robert R. Banta
                                         -----------------------------
                                    Name:  Robert R. Banta
                                    Title:    Executive Vice President